SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          ---------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 30, 2002

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                          INDEPENDENCE HOLDING COMPANY
               (Exact name of registrant as Specified in Charter)

           Delaware                       0-10306                58-1407235
(State or Other Jurisdiction of    (Commission file number)   (I.R.S. Employer
         Incorporation)                                      Identification No.)


                             96 Cummings Point Road
                           Stamford, Connecticut 06902
                              (Address of Principal
                               Executive Offices)



       Registrant's telephone number, including area code: (203) 358-8000

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                          INDEPENDENCE HOLDING COMPANY
                                    FORM 8-K
                                 CURRENT REPORT

                                TABLE OF CONTENTS

                                                                            Page
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Item 5.     Other Events.....................................................3

Item 7.     Exhibits.........................................................3

Signature....................................................................4



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

Item 5.     Other Events.

      On July 30, 2002, Independence Holding Company (the "Company") announced an agreement for SoftNet Systems, Inc. ("SoftNet") to purchase First Standard Holdings Corp., a subsidiary of the Company, for $31.92 million cash. The Stock Purchase Agreement is set forth in Exhibit 10.1 hereto and is incorporated in this Report as if fully set forth herein. The Company also announced the purchase of 19.9% of the outstanding stock of SoftNet from Pacific Century CyberWorks Limited for $15 million. In connection with this purchase, the Company and SoftNet entered into a Stock Agreement and a Registration Rights Agreement. The Stock Purchase Agreement, Stock Agreement and Registration Rights Agreement are set forth as Exhibits 10.2, 10.3 and 10.4 hereto, respectively, and are incorporated in this Report as if fully set forth herein. A copy of the Company's press release announcing the sale of its subsidiary and the purchase of its interest in SoftNet is attached hereto as Exhibit 99.1 and is incorporated in this Report as if fully set forth herein.

Item 7.     Exhibits.

Exhibit No.       Description
-----------       -----------

10.1 Stock Purchase Agreement dated July 30, 2002 by and among SoftNet Systems, Inc., a Delaware corporation, SSH Corp., a Delaware corporation, and Independence Holding Company, a Delaware corporation.

10.2 Stock Purchase Agreement dated July 30, 2002 among Cyber Net Technologies Limited, a British Virgin Islands corporation and a wholly-owned subsidiary of Pacific Century CyberWorks Limited, a company incorporated in Hong Kong with limited liability, and Madison Investors Corporation, a Delaware corporation, and/or one of its Affiliates.

10.3 Stock Agreement dated July 30, 2002 between SoftNet Systems, Inc., a Delaware corporation, Independence Holding Company, a Delaware corporation, and Madison Investors Corporation, a Delaware corporation.

10.4 Registration Rights Agreement which constitutes Exhibit B to the Stock Agreement dated July 30, 2002 between SoftNet System, Inc. a Delaware corporation, and Madison Investors Corporation, a Delaware corporation.

99.1 Press Release, dated July 30, 2002, entitled "SoftNet Systems, Inc. and Independence Holding Company Announce SoftNet Agreement to Acquire a Subsidiary of Independence Holding."

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 31, 2002

                                       INDEPENDENCE HOLDING COMPANY


                                       By: /s/ David T. Kettig
                                           ------------------------------
                                           David T. Kettig
                                           Secretary



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